UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 30, 2002

                         Commission File Number: 0-23832

                     PSS WORLD MEDICAL, INC. EMPLOYEE STOCK
                           OWNERSHIP AND SAVINGS PLAN
                              (Full title of Plan)

                             PSS WORLD MEDICAL, INC.

         Florida                     0-23832                          59-2280364
         (State or other          (Commission                      (IRS Employer
          jurisdiction of          File Number)              Identification No.)
          incorporation)

                  4345 Southpoint Boulevard
                  Jacksonville, Florida                                32216
                  ----------------------------------------------------------
                  (Address of principal executive offices)        (Zip Code)

                                 (904) 332-3000
              (Registrant's telephone number, including area code)


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Item 4. Changes in Registrant's Certifying Accountant.
        ---------------------------------------------

         PSS World Medical, Inc. (the "Company") is the Plan Administrator of the PSS World Medical, Inc. Employee Stock Ownership and Savings Plan (the "Plan"). On July 30, 2002, the Company's Board of Directors approved the dismissal of Arthur Andersen LLP ("Andersen") as the Plan's independent accountants, and approved the appointment of KPMG LLP ("KPMG") as the new independent accountants for the Plan and its financial statements for the fiscal year ended March 31, 2002.

         Andersen's reports on the Plan's financial statements for each of the fiscal years ended March 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended March 31, 2001 and 2000, and the subsequent interim period through July 30, 2002, there were (i) no disagreements between the Plan and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Plan's financial statements for such fiscal years, and (ii) no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

         The Company provided Andersen with a copy of the foregoing disclosures. After reasonable efforts, we have been unable to obtain a letter from Andersen confirming its agreement with the above statements.

         Since March 22, 2002, the Company has had discussions with KPMG regarding their engagement as the Plan's new accountants. These discussions did not include any of the matters or events set forth in Item 304(a)(2) of Regulation S-K, and the Company did not otherwise consult KPMG with respect to any such matters or events during the two most recent fiscal years ended March 31, 2001 and 2000.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: July 30, 2002
                                   PSS WORLD MEDICAL, INC. EMPLOYEE
                                   STOCK OWNERSHIP AND SAVINGS PLAN

                                   By:   PSS WORLD MEDICAL, INC.,
                                         as Plan Administrator


                                   By:  /s/ David M. Bronson
                                        ---------------------------
                                        Name:    David M. Bronson
                                        Title:   Senior Executive Vice President
                                                 and Chief Financial Officer